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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported) December 11, 1996


                   FIRST MERCHANTS ACCEPTANCE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                       333-09487         36-3759045
----------------------------      -----------      -----------------
(State or Other Jurisdiction      (Commission       (I.R.S. Employer
     of Incorporation)            File Number)     Identification No.)

570 Lake Cook Road, Suite 126                               60015
    Deerfield, Illinois                                 -------------
-----------------------------                             (Zip Code)
   (Address of Principal
     Executive Offices)

   Registrant's telephone number, including area code (847) 948-9300
                                                      ----- --------

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Item 5.   Other Events
-------   ------------


Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), First Merchants Acceptance Corporation (the "Company") will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Company's registration statement (File No. 333-09487). The financial statements will be referred to in the prospectus dated December 10, 1996 relating to First Merchants Auto Trust 1996-C Asset Backed Notes (Class A-1 and Class A-2) and Asset Backed Certificates. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. to the use of its name in such preliminary prospectus supplement. The consent of Coopers & Lybrand L.L.P. is attached hereto as Exhibit 23.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following is filed herewith.  The exhibit number corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                    Description
     -----------                    -----------

         23                    Consent of Coopers & Lybrand L.L.P.



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST MERCHANTS ACCEPTANCE CORPORATION


                              By:   /s/ Thomas R. Ehmann
                                 -----------------------------------
                                 Name:  Thomas R. Ehmann
                                 Title:  Vice President &
                                         Chief Financial Officer



Dated: December 13, 1996



                                 Exhibit Index
                                 -------------
Exhibit                                                             Page

23.     Consent of Coopers & Lybrand L.L.P.                            6



                                  EXHIBIT 23

                        CONSENT OF INDEPENDENT ACCOUNTANTS

                                __________________


We consent to the incorporation by reference in the Prospectus Supplement dated December 10, 1996 (to Prospectus dated December 5, 1996) of First Merchants Auto Receivables Corporation II relating to First Merchants Auto Trust 1996-C of our report dated January 17, 1996, on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our Firm under the caption "Experts".



                                   /s/ COOPERS & LYBRAND L.L.P.
                                   COOPERS & LYBRAND L.L.P.



New York, New York
December 10, 1996